--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  September 20, 1996


                                  BUFFETS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Minnesota                    0-14370                    41-1462294
------------------------    ------------------------        -------------------
(State of Incorporation)    (Commission file number)         (I.R.S. Employer
                                                            Identification No.)


10260 Viking Drive
Eden Prairie, Minnesota                                            55344
--------------------------------------                        --------------
(Address of principal executive offices)                        (Zip Code)



                                 (612) 942-9760
                         ------------------------------
                         (Registrant's telephone number)




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On September 20, 1996, HomeTown Buffet, Inc., a Delaware corporation ("HomeTown"), merged with Country Delaware, Inc., a Delaware corporation and a wholly-owned subsidiary of the Registrant, with HomeTown as the surviving corporation (the "Merger"). Pursuant to the Merger, HomeTown became a wholly-owned subsidiary of the Registrant. Following the acquisition, the Registrant intends to continue HomeTown's business of operating fixed-price, scatter bar, buffet restaurants.

          In connection with the acquisition, which will be accounted for as a pooling of interests, the Registrant issued a total of 13,733,728 shares of its common stock in exchange for all outstanding shares of HomeTown common stock (at an exchange ratio of 1.17 shares of Registrant common stock for each share of HomeTown common stock). The Registrant also assumed options covering, in the aggregate, 1,967,167 shares of the Registrant's common stock in substitution for previously outstanding options to acquire shares of HomeTown's common stock. In addition, the Registrant has guaranteed the obligations of HomeTown under HomeTown's outstanding 7% Subordinated Convertible Notes ("the Notes"), and the Registrant's common stock will be issued upon any conversion thereof. Approximately $41.5 million in principal amount of the Notes are currently outstanding.

          Additional information regarding the terms of the acquisition are included in the Agreement and Plan of Merger and the Press Release included herein as exhibits.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          The following information follows or is attached hereto as an exhibit:

          (a)  FINANCIAL STATEMENTS OF  HOMETOWN

               The following financial statements of HomeTown (Commission file no. 0-22402) are incorporated herein by reference to HomeTown's Annual Report on Form 10-K for the fiscal year ended December 31, 1995, and are included herein as Exhibit 99.2:

                    Independent Auditors' Report
                    Consolidated Balance Sheets
                    Consolidated Statements of Income
                    Consolidated Statements of Stockholders' Equity (Deficit) Consolidated Statements of Cash Flows
                    Notes to Consolidated Financial Statements


               The following financial statements of HomeTown (Commission file no. 0-22402), are incorporated herein by reference to HomeTown's Quarterly Report on Form 10-Q for the period ended July 17, 1996, as amended, and are included herein as Exhibit 99.3:

                    Consolidated Balance Sheets
                    Consolidated Income Statements
                    Consolidated Statements of Cash Flows
                    Notes to Consolidated Financial Statements


          (b)  PRO FORMA FINANCIAL INFORMATION OF REGISTRANT AND HOMETOWN

               Description of Unaudited Pro Forma Condensed Combining Consolidated Financial Statements

               Unaudited Pro Forma Condensed Combining Consolidated Balance Sheet as of July 17, 1996

               Unaudited Pro Forma Condensed Combining Consolidated Statements of Earnings for the Twenty-Eight Weeks ended July 17, 1996 and July 12, 1995 and for the Years ended January 3, 1996,
               December 28, 1994 and December 29, 1993

               Notes to Unaudited Pro Forma Condensed Combining Financial Statements


          (c)  EXHIBITS

               2. Agreement and Plan of Merger dated June 3, 1996 by and among Buffets, Inc., Country Delaware, Inc. and HomeTown Buffet, Inc., incorporated by reference to Exhibit 2.1 of Registrant's Current Report on Form 8-K dated June 3, 1996.

                      The Registrant hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

               23. Consent of KPMG Peat Marwick LLP (relating to audited financial statements of HomeTown).

               99.1. Joint Press Release of the Registrant and HomeTown dated September 20, 1996.

               99.2 Financial Statements of HomeTown (from Annual Report on Form 10-K for fiscal year ended December 31, 1995).

               99.3 Financial Statements of HomeTown (from Quarterly Report on Form 10-Q/A for period ended July 17, 1996).

         UNAUDITED PRO FORMA CONDENSED COMBINING CONSOLIDATED FINANCIAL
                                   STATEMENTS

The unaudited pro forma condensed combining balance sheet combines Buffets, Inc.'s consolidated balance sheet as of July 17, 1996 with HomeTown's consolidated balance sheet as of that date, giving effect to the Merger as if it occurred on July 17, 1996. The unaudited pro forma condensed combining statements of earnings combine Buffets' consolidated statements of earnings for the twenty-eight weeks ended July 17, 1996 and July 12, 1995 and the three years (52-53 weeks) in the period ended January 3, 1996 with HomeTown's consolidated statements of income for the same periods, giving effect to the Merger as if it had occurred at the beginning of each period presented on a pooling-of-interest basis. The historical information of Buffets has been derived from the unaudited condensed consolidated financial statements for the twenty-eight weeks ended July 17, 1996 and July 12, 1995 and the audited consolidated financial statements for each of the three years (52-53 weeks) in the period ended January 3, 1996, and should be read in conjunction with such financial statements and notes thereto. The historical financial information of HomeTown has been derived from the unaudited condensed consolidated financial statements for the twenty-eight weeks ended July 17, 1996 and July 12, 1995 and the audited consolidated financial statements for each of the three years (52-53 weeks) in the period ended January 3, 1996 which are incorporated by reference herein and should be read in conjunction with such financial statements and notes thereto. In the opinion of the managements of Buffets and HomeTown, the above-mentioned unaudited interim condensed consolidated financial statements of the respective companies include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results for unaudited interim periods. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the consolidated financial position or operating results that would have occurred had the Merger been consummated at the beginning of the periods presented, nor is it indicative of future operating results or financial position.

                              BUFFETS AND HOMETOWN
       UNAUDITED PRO FORMA CONDENSED COMBINING CONSOLIDATED BALANCE SHEET

                                                               JULY 17, 1996
                                          ------------------------------------------------------
                                                 HISTORICAL                    PRO FORMA
                                          ------------------------    --------------------------
                                           BUFFETS       HOMETOWN      ADJUSTMENTS     COMBINED
                                          ---------     ----------    -------------   ----------
                                                                 (IN THOUSANDS)
                                            ASSETS
  CURRENT ASSETS:
    Cash and cash equivalents            $  20,584      $   3,172      $       -     $   23,756
    Short-term investments                       -         14,958              -         14,958
    Receivables                              2,186          2,321              -          4,507
    Inventory                                2,934          1,152              -          4,086
    Prepaid expenses                         1,077          1,080              -          2,157
    Other current assets                     1,261          1,471              -          2,732
    Deferred income taxes                    6,312              -           (469)         5,843
                                         ---------      ---------      ---------     ----------
      TOTAL CURRENT ASSETS                  34,354         24,154           (469)        58,039
  PROPERTY AND EQUIPMENT, net              223,497        119,275              -        342,772
  OTHER ASSETS                               5,673          3,283              -          8,956
                                         ---------      ---------      ---------     ----------
    TOTAL ASSETS                         $ 263,524      $ 146,712      $    (469)    $  409,767
                                         ---------      ---------      ---------     ----------
                                         ---------      ---------      ---------     ----------

                             LIABILITIES AND STOCKHOLDERS' EQUITY
  CURRENT LIABILITIES:
    Accounts payable                     $  21,160      $   8,437      $       -     $   29,597
    Accrued liabilities                     33,582          8,130          3,600         45,312
    Income taxes                             4,555              -              -          4,555
    Deferred income taxes                        -            469           (469)             -
    Current maturities of long-term debt         -          2,111              -          2,111
                                         ---------      ---------      ---------     ----------
      TOTAL CURRENT LIABILITIES             59,297         19,147          3,131         81,575
  LONG-TERM DEBT                             5,000         47,545              -         52,545
  DEFERRED INCOME TAXES                     12,641          1,930              -         14,571
  OTHER                                        387          1,790              -          2,177
  COMMITMENTS AND CONTINGENCIES
  STOCKHOLDERS' EQUITY:
    Common stock                               313            117             20            450
    Additional paid-in capital              53,233         62,265            (20)       115,478
    Retained earnings                      132,653         13,918         (3,600)       142,971
                                         ---------      ---------      ---------     ----------
      TOTAL STOCKHOLDERS' EQUITY           186,199         76,300         (3,600)       258,899
                                         ---------      ---------      ---------     ----------
                                         $ 263,524      $ 146,712      $    (469)    $  409,767
                                         ---------      ---------      ---------     ----------
                                         ---------      ---------      ---------     ----------


See accompanying notes to Unaudited Pro Forma Condensed Combining Financial Statements.

                              BUFFETS AND HOMETOWN
   UNAUDITED PRO FORMA CONDENSED COMBINING CONSOLIDATED STATEMENTS OF EARNINGS


                                                 TWENTY-EIGHT WEEKS ENDED JULY 17, 1996
                                         ------------------------------------------------------
                                                HISTORICAL                    PRO FORMA
                                         -------------------------   --------------------------
                                          BUFFETS        HOMETOWN     ADJUSTMENTS     COMBINED
                                         ---------      ----------   -------------   ----------
                                                (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
RESTAURANT SALES                         $ 287,386      $ 112,368      $       -      $ 399,754

RESTAURANT COSTS:
  Food costs                                98,988         39,741              -        138,729
  Labor costs                               82,011         32,445              -        114,456
  Direct and occupancy costs                68,707         24,267              -         92,974
                                         ---------      ---------      ---------      ---------
    Total restaurant costs                 249,706         96,453              -        346,159
                                         ---------      ---------      ---------      ---------
RESTAURANT PROFITS                          37,680         15,915              -         53,595
SELLING, GENERAL AND ADMINISTRATIVE
  EXPENSES                                  15,846          8,563              -         24,409
                                         ---------      ---------      ---------      ---------
                                            21,834          7,352              -         29,186
OTHER INCOME (EXPENSE), net                    372           (883)                         (511)
                                         ---------      ---------      ---------      ---------
EARNINGS BEFORE INCOME TAXES                22,206          6,469              -         28,675
INCOME TAXES                                 8,440          2,588              -         11,028
                                         ---------      ---------      ---------      ---------
NET EARNINGS                             $  13,766      $   3,881      $       -      $  17,647
                                         ---------      ---------      ---------      ---------
                                         ---------      ---------      ---------      ---------

NET EARNINGS PER COMMON AND
  COMMON EQUIVALENT SHARE                $    0.44      $    0.32      $       -      $    0.39
                                         ---------      ---------      ---------      ---------
                                         ---------      ---------      ---------      ---------

WEIGHTED AVERAGE COMMON AND
  COMMON EQUIVALENT SHARES
  OUTSTANDING                               31,550         12,024          2,044         45,618
                                         ---------      ---------      ---------      ---------
                                         ---------      ---------      ---------      ---------


See accompanying notes to Unaudited Pro Forma Condensed Combining Financial Statements.

                              BUFFETS AND HOMETOWN
   UNAUDITED PRO FORMA CONDENSED COMBINING CONSOLIDATED STATEMENTS OF EARNINGS


                                                TWENTY-EIGHT WEEKS ENDED JULY 12, 1995
                                         ------------------------------------------------------
                                                 HISTORICAL                  PRO FORMA
                                         --------------------------  --------------------------
                                           BUFFETS       HOMETOWN    ADJUSTMENTS      COMBINED
                                         -----------   ------------  -----------     ----------
                                                (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
RESTAURANT SALES                         $ 261,372      $  72,923      $       -      $ 334,295

RESTAURANT COSTS:
  Food costs                                91,337         26,580              -        117,917
  Labor costs                               73,668         20,973              -         94,641
  Direct and occupancy costs                59,256         14,642              -         73,898
                                         ---------      ---------      ---------      ---------
    Total restaurant costs                 224,261         62,195              -        286,456
                                         ---------      ---------      ---------      ---------
RESTAURANT PROFITS                          37,111         10,728              -         47,839
SELLING, GENERAL AND ADMINISTRATIVE
  EXPENSES                                  14,034          6,253              -         20,287
                                         ---------      ---------      ---------      ---------
                                            23,077          4,475              -         27,552
OTHER INCOME                                   118            321                           439
                                         ---------      ---------      ---------      ---------
EARNINGS BEFORE INCOME TAXES                23,195          4,796              -         27,991
INCOME TAXES                                 8,815          1,775              -         10,590
                                         ---------      ---------      ---------      ---------
NET EARNINGS                             $  14,380      $   3,021      $       -      $  17,401
                                         ---------      ---------      ---------      ---------
                                         ---------      ---------      ---------      ---------

NET EARNINGS PER COMMON AND
  COMMON EQUIVALENT SHARE                $    0.46      $    0.25      $       -      $    0.38
                                         ---------      ---------      ---------      ---------
                                         ---------      ---------      ---------      ---------

WEIGHTED AVERAGE COMMON AND
  COMMON EQUIVALENT SHARES
  OUTSTANDING                               31,231         11,947          2,031         45,209
                                         ---------      ---------      ---------      ---------
                                         ---------      ---------      ---------      ---------

See accompanying notes to Unaudited Pro Forma Condensed Combining Financial Statements.

                              BUFFETS AND HOMETOWN
   UNAUDITED PRO FORMA CONDENSED COMBINING CONSOLIDATED STATEMENTS OF EARNINGS

                                               FIFTY-THREE WEEKS ENDED JANUARY 3, 1996
                                       -------------------------------------------------------
                                               HISTORICAL                    PRO FORMA
                                       --------------------------   --------------------------
                                          BUFFETS       HOMETOWN    ADJUSTMENTS       COMBINED
                                       ------------    ----------   -----------      ----------
                                               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
RESTAURANT SALES                         $ 509,928      $ 151,517      $    -         $ 661,445

RESTAURANT COSTS:
  Food costs                               179,758         54,512           -           234,270
  Labor costs                              141,400         43,332           -           184,732
  Direct and occupancy costs               118,656         30,188           -           148,844
                                        ------------   ------------   ------------   ------------
  Total restaurant costs                   439,814        128,032           -           567,846
                                        ------------   ------------   ------------   ------------
RESTAURANT PROFITS                          70,114         23,485           -            93,599
SELLING, GENERAL AND ADMINISTRATIVE
 EXPENSES                                   27,309         12,970           -            40,279
                                        ------------   ------------   ------------   ------------
                                            42,805         10,515           -            53,320
  OTHER INCOME (net)                           477             96                           573
                                        ------------   ------------   ------------   ------------
  EARNINGS BEFORE INCOME TAXES              43,282         10,611           -            53,893
  INCOME TAXES                              16,450          4,050           -            20,500
                                        ------------   ------------   ------------   ------------
  NET EARNINGS                           $  26,832      $   6,561      $    -         $  33,393
                                        ------------   ------------   ------------   ------------
                                        ------------   ------------   ------------   ------------

  NET EARNINGS PER COMMON AND
   COMMON EQUIVALENT SHARE               $    0.86      $    0.55      $    -         $    0.74
                                        ------------   ------------   ------------   ------------
                                        ------------   ------------   ------------   ------------

  WEIGHTED AVERAGE COMMON AND
   COMMON EQUIVALENT SHARES
   OUTSTANDING                              31,312         11,959          2,033         45,304
                                        ------------   ------------   ------------   ------------
                                        ------------   ------------   ------------   ------------


See accompanying notes to Unaudited Pro Forma Condensed Combining Financial Statements.

                              BUFFETS AND HOMETOWN
     UNAUDITED PRO FORMA CONDENSED COMBINING CONSOLIDATED STATEMENTS OF EARNINGS

                                               FIFTY-TWO WEEKS ENDED DECEMBER 28,1994
                                       -------------------------------------------------------
                                               HISTORICAL                    PRO FORMA
                                       --------------------------   --------------------------
                                          BUFFETS       HOMETOWN    ADJUSTMENTS       COMBINED
                                       ------------    ----------   -----------      ----------
                                               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
RESTAURANT SALES                         $ 409,744      $  74,715      $    -         $ 484,459

RESTAURANT COSTS:
  Food costs                               140,689         27,010           -           167,699
  Labor costs                              110,165         22,001           -           132,166
  Direct and occupancy costs                93,528         14,320           -           107,848
                                        ------------   ------------   ------------   ------------
    Total restaurant costs                 344,382         63,331           -           407,713
                                        ------------   ------------   ------------   ------------
RESTAURANT PROFITS                          65,362         11,384           -            76,746
SELLING, GENERAL AND ADMINISTRATIVE
  EXPENSES                                  29,362          71721           -            37,083
                                        ------------   ------------   ------------   ------------
                                            36,000          3,663           -            39,663
OTHER INCOME (net)                             851          1,735           -             2,586
                                        ------------   ------------   ------------   ------------
EARNINGS BEFORE INCOME TAXES                36,851          5,398           -            42,249
INCOME TAXES                                14,375          1,754           -            16,129
                                        ------------   ------------   ------------   ------------
NET EARNINGS                             $  22,476      $   3,644      $    -         $  26,120
                                        ------------   ------------   ------------   ------------
                                        ------------   ------------   ------------   ------------

NET EARNINGS PER COMMON AND
  COMMON EQUIVALENT SHARE                $    0.71      $    0.31      $    -         $    0.58
                                        ------------   ------------   ------------   ------------
                                        ------------   ------------   ------------   ------------

WEIGHTED AVERAGE COMMON AND
  COMMON EQUIVALENT SHARES
  OUTSTANDING                               31,576         11,722          1,993         45,291
                                        ------------   ------------   ------------   ------------
                                        ------------   ------------   ------------   ------------

See accompanying notes to Unaudited Pro Forma Condensed Combining Financial Statements.

                              BUFFETS AND HOMETOWN
   UNAUDITED PRO FORMA CONDENSED COMBINING CONSOLIDATED STATEMENTS OF EARNINGS

                                               FIFTY-TWO WEEKS ENDED DECEMBER 29,1993
                                       -------------------------------------------------------
                                               HISTORICAL                    PRO FORMA
                                       --------------------------   --------------------------
                                          BUFFETS       HOMETOWN    ADJUSTMENTS       COMBINED
                                       ------------    ----------   -----------      ----------
                                               (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
RESTAURANT SALES                         $ 334,896      $  34,684    $      -         $ 369,580

RESTAURANT COSTS:
  Food costs                               114,927         12,721           -           127,648
  Labor costs                               88,523         10,168                        98,691
  Direct and occupancy costs                73,019          6,684           -            79,703
                                        ------------   ------------   ------------   ------------
    Total restaurant costs                 276,469         29,573           -           306,042
                                        ------------   ------------   ------------   ------------
RESTAURANT PROFITS                          58,427          5,111           -            63,538
SELLING, GENERAL AND ADMINISTRATIVE
  EXPENSES                                  25,017          3,319           -            28,336
                                        ------------   ------------   ------------   ------------
                                            33,410          1,792           -            35,202
OTHER INCOME (net)                             370            516           -               886
                                        ------------   ------------   ------------   ------------
EARNINGS BEFORE INCOME TAXES                33,780          2,308           -            36,088
INCOME TAXES                                13,480            369           -            13,849
                                        ------------   ------------   ------------   ------------
NET EARNINGS                             $  20,300      $   1,939      $    -         $  22,239
                                        ------------   ------------   ------------   ------------
                                        ------------   ------------   ------------   ------------
NET EARNINGS APPLICABLE
  TO COMMON SHAREHOLDERS                 $  20,300      $   1,078      $    -         $  21,378
                                        ------------   ------------   ------------   ------------
                                        ------------   ------------   ------------   ------------
NET EARNINGS PER COMMON AND
  COMMON EQUIVALENT SHARE                $    0.66      $    0.21      $    -         $    0.58
                                        ------------   ------------   ------------   ------------
                                        ------------   ------------   ------------   ------------
WEIGHTED AVERAGE COMMON AND
  COMMON EQUIVALENT SHARES
  OUTSTANDING                               30,776          5,225             888        36,889
                                        ------------   ------------   ------------   ------------
                                        ------------   ------------   ------------   ------------

See accompanying notes to Unaudited Pro Forma Condensed Combining Financial Statements.

                    NOTES TO UNAUDITED PRO FORMA CONDENSED
                        COMBINING FINANCIAL STATEMENTS

Note A: On September 20, 1996, pursuant to the previously announced Agreement and Plan of Merger, dated June 3, 1996, HomeTown merged with Country Delaware, Inc., a wholly-owned subsidiary of Buffets, with HomeTown as the surviving corporation. Pursuant to the Merger, HomeTown became a wholly-owned subsidiary of Buffets. The transaction will be accounted for as a pooling of interests.

In connection with the acquisition, Buffets issued a total of 13,733,728 shares of its common stock in exchange for all outstanding shares of HomeTown common stock (at an exchange ratio of 1.17 shares of Buffets common stock for each share of HomeTown common stock). Buffets also assumed options covering, in the aggregate, 1,967,167 shares of Buffets' common stock in substitution for previously outstanding options to acquire shares of HomeTown's common stock. In addition, Buffets has guaranteed the obligations of HomeTown under HomeTown's outstanding 7% Subordinated Convertible Notes, and Buffets' common stock will be issued upon any conversion thereof. Approximately $41.5 million in principal amount of the Notes are currently outstanding.

The unaudited pro forma condensed consolidated combining balance sheet includes the financial statements of Buffets and HomeTown at July 17, 1996, as if the Merger had occurred on July 17, 1996 and an anticipated charge for Merger-related expenses totaling approximately $3.6 million. Such Merger-related expenses include only financial advisory fees, legal and accounting expenses and other miscellaneous transaction costs; they do not include any severance payments to be made to HomeTown employees in connection with the Merger, any costs relating to possible restaurant conversions or closures or any costs that may arise in connection with the Merger.

The unaudited pro forma condensed combining consolidated statements of earnings set forth the results of operations for the period ended as if the Merger had occurred at the beginning of such period. The unaudited pro forma condensed combining consolidated statements of earnings do not reflect the non-recurring Merger related expenses, any severance payments to be made to HomeTown employees in connection with the Merger, any costs relating to possible restaurant conversions or closures or any costs that may arise in connection with the Merger. These expenses excluded from the unaudited pro forma condensed combining consolidated statements of earnings will be recorded as incurred.
The pro forma combined per share amounts in the unaudited pro forma condensed combining consolidated statements of earnings are based upon the historical weighted average number of shares of common stock and dilutive common stock equivalents of Buffets outstanding during each period presented. In addition, the shares of Buffets common stock to be issued in connection with the Merger, based on the equivalent weighted average shares and the dilutive common share equivalents of HomeTown outstanding during each period presented, are treated as outstanding during such period.

The unaudited pro forma condensed combining consolidated financial statements are intended for information purposes and are not necessarily indicative of the future consolidated financial position or future results of operations of the combined entity. These unaudited pro forma condensed combining consolidated financial statements should be read in conjunction with the financial statements and notes thereto included in Buffets' Annual Report on Form 10-K for the fiscal year ended January 3, 1996 (which incorporates by reference certain portions of Buffets' 1995 Annual Report to Shareholders, including financial statements and accompanying information, and certain portions of Buffets' definitive proxy statement for Buffets' 1996 Annual Meeting of Shareholders), Buffets' Quarterly Report on Form 1O-Q for the quarter ended July 17, 1996, Buffets Amendment No. 1 thereto on Form 10-Q/A, Buffets' Current Reports on Form 8-K dated June 3, 1996 and August 8, 1996, HomeTown's Annual Report on Form 10-K for the fiscal year ended January 3, 1996 (which incorporates by reference certain portions of HomeTown's definitive proxy statement for HomeTown's 1996 Annual Meeting of Stockholders), HomeTown's Quarterly Report on Form 10-Q for the quarter ended July 17, 1996, HomeTown's Amendment No. 1 thereto on Form 10-Q/A, and HomeTown's Current Report on Form 8-K dated August 8, 1996.

Note B: The unaudited pro forma condensed combining financial statements do not include adjustments to conform the accounting policies of HomeTown to those followed by Buffets. The nature and extent of such adjustments, if any, will be based upon further study and analysis and are not expected to be significant in relationship to the consolidated financial statements of Buffets.

Note C: Certain financial statement balances of HomeTown have been reclassified to conform with the Buffets financial statement presentation.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        BUFFETS, INC.


Date:  October 4, 1996                  By: /s/  ROE H. HATLEN
                                            -------------------------------
                                            Roe H. Hatlen, Chairman and
                                              Chief Executive Officer

                                  EXHIBIT INDEX



EXHIBIT

2. Agreement and Plan of Merger dated June 3, 1996 by and among Buffets, Inc., Country Delaware, Inc. and HomeTown Buffet, Inc., incorporated by reference to Exhibit 2.1 of Registrant's Current Report on Form 8-K dated June 3, 1996.

23. Consent of KPMG Peat Marwick LLP (relating to audited financial statements of HomeTown).

99.1.   Joint Press Release of the Registrant and HomeTown dated September 20,
        1996.

99.2 Financial Statements of HomeTown (from Annual Report on Form 10-K for fiscal year ended December 31, 1995).

99.3 Financial Statements of HomeTown (from Quarterly Report on Form 10-Q/A for period ended July 17, 1996).